Exhibit 99.1

Standard BioTools Completes Sale of SomaLogic to Illumina

Received $350 Million in upfront cash at closing; Up to $425 Million in total proceeds inclusive of near-term earnout payments

Approximately $550 million in cash & cash equivalents on balance sheet at close, excluding potential future earnouts, to fuel inorganic growth strategy

Continuing Operations on track to achieve positive adjusted EBITDA in 2026

BOSTON, Mass., Jan. 30, 2026 -- Standard BioTools Inc. (NASDAQ: LAB) (the “Company” or “Standard BioTools”) today announced it has completed the previously announced sale of SomaLogic to Illumina, Inc. (NASDAQ: ILMN) (“Illumina”) for $350 million in upfront cash and up to $75 million in near-term earnout payments for aggregate cash consideration of up to $425 million plus specified royalties.

“The closing of this transaction marks a major milestone in our strategic transformation. We are lean, focused and extremely well positioned, and emerge today far stronger than we were yesterday,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. “We are now financially resourced to pursue disciplined M&A that accelerates growth and scale like few similarly sized peers in our industry can.”

Transaction Details

With the sale of SomaLogic to Illumina, which includes SomaScan® Assay Services, Authorized Sites and KREX™,  Standard BioTools received an upfront payment of $350 million, subject to customary adjustments, and is eligible to receive up to $75 million in earnout payments, consisting of up to $25 million based on 2025 performance and up to $50 million based on 2026 performance, payable upon the achievement of specified targets for net revenue generated from SOMAmer-based assay services and related products.1

Standard BioTools will also receive a 2% royalty on net revenues generated from sales of SOMAmer-based NGS library preparation kits for 10 years and a co-exclusive license to the intellectual property relating to Single SOMAmer commercialization in singleplex affinity assays.

Following the closing of the transaction, as of January 30, 2026, Standard BioTools estimates a cash and cash equivalents balance of approximately $550 million. This approximate cash and cash equivalents balance is unaudited and may be adjusted as a result of, among other things, completion of financial closing procedures and internal reviews. This financial information does not represent a comprehensive statement of the Company’s current financial results.

1 The earnout payment of up to $25 million based on 2025 performance will be determined in accordance with the terms of the definitive transaction documentation, including customary review procedures between Standard BioTools and Illumina.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to potential earnout payments and royalty streams; expected cash and cash equivalents; operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits of the transaction. All statements, other than statements of historical fact, may be forward-looking statements. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “should,” “likely,” “will” and other words and terms of similar meaning.

Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to: risks of stockholder litigation relating to the transaction, including resulting expense the potential that the expected benefits and opportunities of the transaction may not be realized or may take longer to realize than expected; risks that the anticipated benefits and synergies of prior and potential future acquisitions and the integration of any such businesses, including the potential for such transactions to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from such transactions; possible integration, restructuring and transition-related disruption resulting from such transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; anticipated NIH funding pressures; the expected effect from U.S. export controls and the expected impact from tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition.

For information regarding other related risks, see the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 11, 2025, in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 15, 2025 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq: LAB), has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop better medicines faster. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology and immunotherapy. Learn more at standardbio.com or connect with us on X, Facebook®, LinkedIn, and YouTube™.

For Research Use Only. Not for use in diagnostic procedures.

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Patent and License Information: standardbio.com/legal/notices.
Trademarks: standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2026 Standard BioTools Inc. (f.k.a. Fluidigm Corporation). All rights reserved.

Investor Contact:

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